Exhibit 10.4
AMENDMENT NUMBER ONE TO AMENDED AND RESTATED
CREDIT AGREEMENT AND WAIVER
     This AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of March 9, 2006, is entered into among Matrixx Initiatives, Inc., a Delaware corporation (“Parent”), Zicam, LLC, an Arizona limited liability company (“Zicam”) (Parent and Zicam are sometimes individually referred to herein as a “Borrower” and collectively referred to herein as “Borrowers”), on the one hand, and Comerica Bank, a Michigan banking corporation (“Bank”), on the other hand, with reference to the following facts:
     A. Parent and Zicam, on the one hand, and Bank, on the other hand, previously entered into that certain Amended and Restated Credit Agreement, dated as of September 27, 2005 (the “Agreement”);
     B. Borrowers have violated the Leverage Ratio covenant set forth in Section 7.15(b) of the Agreement and the Quick Ratio covenant set forth in Section 7.15(c) of the Agreement for the fiscal quarter ended December 31, 2005 (collectively, the “Subject Defaults”); and
     C. Borrowers have requested that Bank waive the Subject Defaults and make certain other amendments to the Agreement, and Bank has agreed with such requests in accordance with the terms and conditions of this Amendment.
     NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:
     1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.
     2. Amendment to Section 7.15(c). Section 7.15(c) of the Agreement is hereby amended in its entirety as follows:
(c) the Quick Ratio, tested as at the end of the fiscal quarters of Parent ending March 31, 2006 and June 30, 2006, at any time to be less than 1.0:1.0, and tested as at the end of each fiscal quarter of Parent thereafter, at any time to be less than 1.25:1.0.
     3. Waiver of Subject Defaults. Bank hereby waives the Subject Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle Borrowers to any other or further waiver in any similar or other circumstances. The waiver set forth hereinabove shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Agreement or any other Loan Document, or (b) prejudice any right or remedy which Bank may now have or may have in the future (except to the extent such right or remedy which Bank may now have or may have in the future is based upon the Subject Defaults) under or in connection with the Agreement or any Loan Document.

     4. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank that:
          (a) After giving effect to this Amendment, no Event of Default or Unmatured Event of Default is continuing;
          (b) After giving effect to this Amendment, all of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and
          (c) This Amendment has been duly executed and delivered by the Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of the Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.
     5. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:
          (a) Bank shall have received this Amendment, duly executed by the Borrowers;
          (b) Borrowers shall have paid to Bank a covenant waiver fee in the amount of $2,500.00.
          (c) After giving effect to this Amendment, no Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and
          (d) After giving effect to this Amendment, all of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).
     6. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     7. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.
     8. Reqffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

MATRIXX INITIATIVES, INC., a Delaware corporation
By:	/s/ William J. Hemelt
Name:	William J. Hemelt
Title:	CFO/EVP

ZICAM, LLC, an Arizona limited liability company
By:	/s/ William J. Hemelt
Name:	William J. Hemelt
Title:	MGR/CFO

COMERICA BANK
By:	/s/ William J. Kirschner
Name:	William J. Kirschner
Title:	Vice President

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